
<ARTICLE>                     5
<LEGEND>
                               This   Exhibit   contains    summary    financial
                               information   extracted  from  the   Registrant's
                               unaudited  consolidated  financial statements for
                               the  period  ended  December  31,   1996  and  is
                               qualified  in its  entirety by  reference to such
                               financial  statements.  This Exhibit shall not be
                               deemed  filed for  purposes  of Section 11 of the
                               Securities  Act of  1933  and  Section  18 of the
                               Securities  Act of 1934, or otherwise  subject to
                               the liability of such  Sections,  nor shall it be
                               deemed  a  part  of  any   other   filing   which
                               incorporates  this  report by  reference,  unless
                               such other  filing  expressly  incorporates  this
                               Exhibit by reference.
</LEGEND>
<CIK>                         949491
<NAME>                        Vodavi Technology, Inc.
<MULTIPLIER>                                   1,000
<CURRENCY>                                     U.S. Dollar

<PERIOD-TYPE>                   12-MOS
<FISCAL-YEAR-END>                              DEC-31-1996
<PERIOD-START>                                 JAN-01-1996
<PERIOD-END>                                   DEC-31-1996
<EXCHANGE-RATE>                                          1
<CASH>                                               1,152
<SECURITIES>                                             0
<RECEIVABLES>                                        8,024
<ALLOWANCES>                                           234
<INVENTORY>                                          7,229
<CURRENT-ASSETS>                                    16,591
<PP&E>                                               3,029
<DEPRECIATION>                                         564
<TOTAL-ASSETS>                                      22,418
<CURRENT-LIABILITIES>                                7,240
<BONDS>                                              5,777
<PREFERRED-MANDATORY>                                    0
<PREFERRED>                                              0
<COMMON>                                                 4
<OTHER-SE>                                           9,396
<TOTAL-LIABILITY-AND-EQUITY>                        22,418
<SALES>                                             46,154
<TOTAL-REVENUES>                                    46,154
<CGS>                                               30,842
<TOTAL-COSTS>                                       30,842
<OTHER-EXPENSES>                                    18,554
<LOSS-PROVISION>                                         0
<INTEREST-EXPENSE>                                     841
<INCOME-PRETAX>                                     (4,083)
<INCOME-TAX>                                           327
<INCOME-CONTINUING>                                 (4,410)
<DISCONTINUED>                                           0
<EXTRAORDINARY>                                          0
<CHANGES>                                                0
<NET-INCOME>                                        (4,410)
<EPS-PRIMARY>                                        (1.02)
<EPS-DILUTED>                                        (1.02)

